UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2025

ESSA Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania		18360
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (570) 421-0531

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ESSA	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 9, 2025, ESSA Bancorp, Inc. (“ESSA”) and ESSA Bank & Trust (“ESSA Bank”), ESSA’s subsidiary bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CNB Financial Corporation (“CNB”) and CNB Bank, CNB’s subsidiary bank, pursuant to which CNB will acquire ESSA.

Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of directors of each party, ESSA will merge with and into CNB, with CNB as the surviving entity, and immediately thereafter, ESSA Bank will merge with and into CNB Bank, with CNB Bank as the surviving bank (the “Merger”).

Under the terms of the Merger Agreement, each outstanding share of ESSA common stock will be converted into the right to receive 0.8547 shares of CNB’s common stock (the “Merger Consideration”).

The Merger is subject to customary closing conditions, including the receipt of regulatory approvals, and approval by the shareholders of ESSA and CNB, and is expected to close in the third quarter of 2025. CNB and CNB Bank have agreed to appoint Gary S. Olson, Robert C. Selig, Jr. and Daniel J. Henning to their boards of directors.

Concurrently with entering into the Merger Agreement, CNB entered into voting agreements with each of the directors and certain executive officers of ESSA in their capacity as shareholders of ESSA (the “ESSA Voting Agreements”), pursuant to which such shareholders agreed to vote their shares of ESSA common stock in favor of the Merger and ESSA entered into voting agreements with each of the directors and certain executive officers of CNB in their capacity as shareholders of CNB (the “CNB Voting Agreements”), pursuant to which such shareholders agreed to vote their shares of CNB common stock in favor of issuance of shares of CNB common stock in the Merger.

If the Merger is not consummated under specified circumstances, ESSA may be required to pay CNB a termination fee of $8.8 million.

The Merger Agreement also contains customary representations and warranties that ESSA and CNB made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between ESSA and CNB, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between ESSA and CNB rather than establishing matters as facts. Each party has also agreed to customary covenants, including, among others, covenants relating to the conduct of ESSA’s and CNB’s businesses during the period between the execution of the Merger Agreement and the closing of the transaction; ESSA’s obligation to call a meeting of shareholders to approve the Merger Agreement and the transactions contemplated thereby; CNB’s obligation to call a meeting of shareholders to approve the issuance of shares of CNB common stock in the Merger; ESSA’s obligation, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement and the transactions contemplated thereby; CNB’s obligation to recommend that its shareholders approve the issuance of shares of CNB common stock in the Merger; and ESSA’s non-solicitation obligations relating to alternative acquisition proposals.

ESSA restricted stock awards will automatically vest and be exchanged for the Merger Consideration. ESSA cash settled awards will automatically vest with any applicable performance-based vesting condition to be deemed achieved at the greater of the target level of performance or actual annualized performance measured as of the most recent completed fiscal quarter prior to closing, and will be paid in cash.

The foregoing is not a complete description of the Merger Agreement, the ESSA Voting Agreements or the CNB Voting Agreements and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. For additional information, reference is made to the joint press release dated January 10, 2025, which is included as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information and Where to Find It

In connection with the proposed transaction, CNB expects to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a document that serves as a prospectus of CNB and a joint proxy statement of ESSA and CNB (the “joint proxy statement/prospectus”), which joint proxy statement/prospectus will be mailed or otherwise disseminated to ESSA’s and CNB’s shareholders when it becomes available. ESSA and CNB also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ESSA, CNB AND THE PROPOSED TRANSACTION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by ESSA and CNB with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by ESSA with the SEC will be available free of charge on ESSA’s website at www.essabank.com or by directing a request to ESSA Bancorp, Inc., 200 Palmer Street, Stroudsburg, PA 18360, attention: Stephanie Lefferson, telephone (570) 422-0182. Copies of the documents filed by CNB with the SEC will be available free of charge on CNB’s website at www.cnbbank.com or by directing a request to CNB Financial Corporation, 1 South Second Street, PO Box 42, Clearfield, PA, attention: Treasurer, telephone (814) 765-9621.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

ESSA and CNB and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about ESSA’s executive officers and directors in ESSA’s definitive proxy statement filed with the SEC on January 25, 2024. You can find information about CNB’s executive officers and directors in CNB’s definitive proxy statement filed with the SEC on March 8, 2024. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from ESSA or CNB using the sources indicated above.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about ESSA and CNB and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding ESSA’s or CNB’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to ESSA or CNB, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (i) ESSA’s and CNB’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including the risk that governmental approvals of the Merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the Merger and risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed transaction; (iii) risks related to diverting the attention of ESSA and CNB management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed transaction; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; (vii) the risk that ESSA’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; (ix) the effect of the announcement of the proposed transaction on the ability of ESSA and CNB to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the CNB common stock to be issued in the proposed transaction; (xi) other risks related to the completion of the proposed transaction and actions related thereto; (xii) the dilution caused by CNB’s issuance of additional shares of its capital stock in connection with the proposed transaction; (xiii) national, international, regional and local economic and political climates and conditions; (xiv) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; and (xv) legislative and regulatory changes. Further information about these and other relevant risks and uncertainties may be found in ESSA’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, in CNB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in subsequent filings ESSA and CNB make with the SEC.

Forward-looking statements speak only as of the date they are made. ESSA and CNB do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2025, ESSA, ESSA Bank, and CNB entered into settlement and non-competition agreements (the “Agreements”) with each of Gary S. Olson, Peter A. Gray and Charles D. Hangen, among others. The Agreements provide that effective as of, and contingent on, the closing of the Merger, the executives’ employment agreements will be terminated, and the executives will not be entitled to any further payments thereunder. Further, under the Agreements, Messrs. Olson, Gray and Hangen will be subject to non-competition and non-solicitation provisions for a period of two years, six months and six months, respectively, following the executive’s termination of employment from ESSA or ESSA Bank. In consideration for entering into the Agreements, and in further consideration for the non-competition and non-solicitation restrictions, Messrs. Olson, Gray and Hangen will receive a cash payment from ESSA Bank in a lump sum equal to an estimated $3,723,972, $1,742,041 and $1,559,934, respectively, less required tax withholdings, payable on, or immediately prior to, the closing date of the Merger.

This summary of the Agreements is qualified in its entirety by reference to the full text of the Agreements, each dated January 9, 2025, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 hereto and incorporated by reference herein.

Item 8.01.	Other Events.

On January 10, 2025, CNB and ESSA issued a joint press release to announce the signing of the Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated January 9, 2025, by and among CNB Financial Corporation, CNB Bank, ESSA Bancorp, Inc. and ESSA Bank & Trust.

10.1	Settlement and Non-Competition Agreement, dated January 9, 2025, by and among Gary S. Olson, ESSA Bancorp, Inc., CNB Financial Corporation and ESSA Bank & Trust

10.2	Settlement and Non-Competition Agreement, dated January 9, 2025, by and among Peter A. Gray, ESSA Bancorp, Inc., CNB Financial Corporation and ESSA Bank & Trust

10.3	Settlement and Non-Competition Agreement, dated January 9, 2025, by and among Charles D. Hangen, ESSA Bancorp, Inc., CNB Financial Corporation and ESSA Bank & Trust

99.1	Joint Press Release of CNB Financial Corporation and ESSA Bancorp, Inc., dated January 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

ESSA Bancorp, Inc. has omitted certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESSA BANCORP, INC.

DATE: January 10, 2025	By:	/s/ Gary Olson
Gary S. Olson, President and
Chief Executive Officer